UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

___________________________

FORM 8-K
___________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2021
 ___________________________

ACCELERON PHARMA INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-36065	27-0072226
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)
128 Sidney Street
Cambridge,	MA		02139
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:  (617) 649-9200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 per share	XLRN	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company            ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 16, 2021, Acceleron Pharma Inc. (the "Company") held its previously announced Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present.

At the Annual Meeting, the stockholders of the Company voted on the following four proposals: (i) to elect Habib J. Dable, Terrence C. Kearney and Karen L. Smith, M.D., Ph.D. as Class II directors of the Company's board of directors, each for a three year term ("Proposal 1"); (ii) to approve, on an advisory basis, the compensation paid to the Company's named executive officers as described in the proxy statement ("Proposal 2"); (iii) to recommend, by an advisory, non-binding vote, the frequency of future advisory votes to approve the compensation paid to Acceleron's named executive officers ("Proposal 3"); and (iv) to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 ("Proposal 4").

For Proposal 1, the Company's stockholders elected the nominees listed below to the Company's board of directors. The votes cast at the Annual Meeting for Proposal 1 were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Habib J. Dable	49,014,221	141,449	26,670	3,058,004
Terrence C. Kearney	47,922,848	1,232,074	27,418	3,058,004
Karen L. Smith, M.D., Ph.D.	43,777,100	5,377,820	27,420	3,058,004

For Proposal 2, the Company's stockholders approved, on an advisory basis, the compensation paid to the Company's named executive officers as described in the proxy statement. The votes cast at the Annual Meeting for Proposal 2 were as follows:

For	Against	Abstain	Broker Non-Votes
47,483,393	1,670,108	28,839	3,058,004

For Proposal 3, the Company's stockholders recommended, by an advisory, non-binding vote, that future advisory votes to approve the compensation paid to Acceleron's named executive officers be held every year. The votes cast at the Annual Meeting for Proposal 3 were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
48,911,461	23,853	158,657	88,369	3,058,004

After taking into consideration the foregoing voting results and the board of directors' prior recommendation in favor of holding future advisory stockholder votes on the compensation of the Company’s named executive officers every year, the board of directors has determined that the Company will hold advisory stockholder votes on the compensation of the Company’s named executive officers every year, until the earlier of (i) the next required advisory stockholder vote on the frequency of an advisory vote on the compensation of the Company’s named executive officers, which is currently expected to be held at the Company's 2027 annual meeting of stockholders; or (ii) such date that the board of directors decides to hold the next advisory stockholder vote on the frequency of an advisory vote on the compensation of the Company’s named executive officers.
For Proposal 4, the Company's stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The votes cast at the Annual Meeting for Proposal 4 were as follows:

For	Against	Abstain	Broker Non-Votes
51,431,722	765,344	43,278	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERON PHARMA INC.

	By:	/s/ Adam M. Veness, Esq.
Adam M. Veness, Esq.
Senior Vice President, General Counsel and Secretary

Date: June 21, 2021

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